Exhibit 99.1

October 11, 2011

David R. Humphrey
United States Securities and Exchange Commission
100 F Street N.E.
Washington D.C. 20549-3561

RE:	Form 10-K for the year ended December 31, 2010
File No. 000-27160

Dear Mr. Humphrey:

Call Now, Inc. has severely curtailed its operations and does not currently possess, or expect to obtain in the future, the necessary financial resources to engage the professionals needed to properly respond to the comment letter dated September 12, 2011, or prepare any further quarterly or annual filings.

Thank you.

Sincerely,

/s/ Thomas R. Johnson

Thomas R. Johnson
President & CEO